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                                                                    Exhibit 99.7



                           PHILIP SERVICES CORPORATION

                                STOCK OPTION PLAN



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                                    ARTICLE I

                               GENERAL PROVISIONS

SECTION 1. PURPOSES OF THE PLAN

     The purposes of the Plan are to align the interests of the employees, consultants and directors of Philip Services Corporation, a Delaware corporation (the "Company"), who are eligible to receive grants under the Plan (the "Participants", as defined below), with those of the stockholders of the Company; to assist the Company in attracting, motivating and retaining the best available employees, consultants, and directors by facilitating their acquisition of an equity interest (or an increased equity interest) in the Company; to reinforce corporate, organizational and business-development goals; and to reward the performance of individual employees, consultants and directors in fulfilling their personal responsibilities for long-range achievements.

SECTION 2. DEFINED TERMS

     The definitions of capitalized terms used in the Plan are provided in the last Section of Article III hereof.

SECTION 3. ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administrated by the Committee. The Committee shall have the authority, in its sole discretion, subject to the consents or approvals, if any, required by the rules of any stock exchange on which the securities of the Company are then listed or trade and subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authority either specifically granted to it under the Plan or necessary or advisable in connection with the administration of the Plan, including, without limitation, the authority to grant Options; to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted, the number of shares of Stock which may be subject to an Option and the terms and conditions of any Option; to determine whether, to what extent, and under what circumstances an Option may be settled, cancelled, forfeited, exchanged, surrendered or accelerated; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations deemed necessary or


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advisable for the administration of the Plan, consistent with the terms and provisions of the Plan. Any determination, interpretation, construction or other action made or taken pursuant to the provisions of the Plan by or on behalf of the Committee shall be final, binding and conclusive for all purposes and upon all persons, including without limitation, the Company, the Company's shareholders and Participants and their respective successors in interest. Notwithstanding the foregoing provisions of this Section 3(a), all powers, authority and duties given the Committee by any provision of this Plan, including the power to establish procedures to be followed by the Committee, but excepting any matters required by applicable law or rule to be determined solely by the Committee, may be exercised by the Board in its sole discretion.

     (b) No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member, or on such member's behalf, in such member's capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee, and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan unless arising out of such person's own fraud or bad faith.

                                   ARTICLE II

                                  STOCK OPTIONS

SECTION 1. GRANT OF STOCK OPTIONS

     The Committee, in its sole discretion, may make grants of Options to Participants at such time or times as it determines, subject to the terms and conditions set forth in the Plan and on such other terms and conditions (determined by the Commit tee) as are not inconsistent with the purposes and provisions of the Plan and are set forth in the related Grant Document. Each Option so granted shall be evidenced by a Grant Document, in such form as the Committee shall from time to time approve. The terms and conditions set forth in the Grant Documents need not be the same in each case and may be changed from time to time. Each Option shall be clearly identified in the applicable Grant Document as either an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options shall be granted


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only to employees of the Company or its Subsidiaries. The Grant Document for any
Incentive Stock Option shall state the limitations on exercise imposed by
Section 422 of the Code (and related provisions) with which the optionee must comply in order to have Section 421(a) of the Code apply to the optionee's acquisition of shares of Stock pursuant to the exercise of such Option.

SECTION 2. TERM AND CONDITIONS OF STOCK OPTIONS

     All Options granted under the Plan shall be subject to the following terms and conditions and to such additional terms and conditions (not in conflict with the Plan's provisions) as the Committee may, in its discretion, determine to incorporate in the Grant Document, including, without limitation, making exercise of an Option subject to the execution of a covenant of noncompetition which may extend beyond the optionee's Employment by the Company or its
Subsidiaries:

     (a) Number of Shares. Each Grant Document shall state the number of shares of Stock which are covered by the related Option. The number and kind of shares shall be subject to adjustment as provided in Section 2 of Article III hereof.

     (b) Exercise Price. Each Grant Document shall state the exercise price per share of Stock with respect to the related Option, which exercise price shall be determined by the Committee in its discretion, but shall not be less than the Fair Market Value of the Stock on the date the Option is granted and, if the Stock shall then be listed and posted for trading on The Toronto Stock Exchange, shall not be less than the closing price of the shares of Stock on the trading day immediately preceding the day on which the Option is granted (or, if no such shares were traded on such day, the simple average of the daily high and low board lot trading prices of such shares on The Toronto Stock Exchange for each trading day falling not more than five (5) trading days prior to the date on which the Option is granted. The immediately preceding sentence to the contrary notwithstanding, in no event shall the exercise price of an Option per share of Stock be less than the greater of the Reorganized Equity Value and US$5.00 per share of Stock. The exercise price shall be subject to adjustment as provided in
Section 2 of Article III hereof.

     (c) Option Term. An Option shall expire and all rights thereunder shall end at the expiration of a period (not exceeding ten years) after its date of grant, such period being determined by the Committee at the time of grant and set forth in the respective Grant Document (the "Option Term").



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     (d) Exercise of Option. Each Option shall become exercisable in accordance with the schedule set forth in the respective Grant Document (but, except as provided in Section 2(e)(i) of this Article III, in no event more rapidly than a 4-year straight-line vesting following grant of the Option (i.e., at an annual rate of 25 percent of the total shares covered by the Option per year beginning with the first anniversary of the date of grant)) and thereafter remain exercisable during the respective Option Term, subject to the provisions of
Section 2(e) of this Article II.

     (e) Termination of Employment and Change of Control.

          (i) Subject to any action taken by the Committee pursuant to the last sentence of this Section 2(e)(i), but notwithstanding any other provision of the Plan to the contrary, immediately prior to any Change of Control of the Company, all Options which are then outstanding hereunder shall automatically become fully exercisable; provided, however, that, in the event that the Change of Control of the Company is the result of an Insider acquiring beneficial ownership of, or control or discretion over, directly or indirectly, Voting Securities of the Company such that such Insider owns or controls more than fifty percent (50%) of the Voting Securities of the Company (an "Insider Change of Control"), the then outstanding Options will become fully exercisable only if and when such Insider becomes the owner of, or exercises control or discretion over, sixty-five percent (65%) or more of the Voting Securities of the Company; provided further, however, that if, following an Insider Change of Control, the Company or a Subsidiary terminates an optionee's Employment without "just cause" (as determined in good faith by the Committee) and not under circumstances described in Section 2(e)(ii) of this Article II, all outstanding Options then held by such optionee shall become exercisable and all such Options shall terminate at the earlier of sixty (60) days following such termination of Employment or expiration of the applicable Option Term. The phrase "immediately prior to" in the immediately preceding sentence shall mean sufficiently in advance of the Change of Control to permit the optionee to take all steps reasonably necessary to exercise the Option fully and to deal with the shares of Stock acquired pursuant to such exercise so that those shares may be treated in the same manner in connection with the Change of Control as the shares of Stock of other shareholders, provided, however, that if, and to the extent that, an Option automatically becomes exercisable in anticipation of a Change of Control which does not occur, such accelerated exercisability shall be null and void ab initio. In its discretion, and on such terms and conditions as it


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     deems appropriate, the Committee may provide, either by the terms of the
     Grant Document applicable to any Option or by resolution adopted prior to the occurrence of a Change in Control, that any outstanding Option shall be converted into a right to receive cash on or promptly following the closing date or expiration date of the transaction resulting in the Change in Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, if higher, the highest Fair Market Value of the Stock during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per share exercise price of such Option, multiplied by the number of shares of Stock subject to such Option.

          (ii) If, before all the Options granted to an optionee and outstanding hereunder have become exercisable, an optionee's Employment terminates due to (1) "permanent and total disability", as defined in Section 22(e)(3) of the Code or (2) the optionee's death, then, unless the Committee shall have provided otherwise at the time of grant, such optionee's Options, to the extent exercisable on the date of such termination, may be exercised for a period of six months thereafter, but not after expiration of the applicable Option Term, and any outstanding Options granted to such optionee which are not exercisable at the time of such termination shall be immediately canceled. If the optionee's termination of Employment is due to the optionee's death, the executor, administrator or personal representative of the optionee's estate, will be entitled, commencing on the optionee's date of death, to exercise all of the optionee's outstanding Options during the period following the optionee's death described in the immediately preceding sentence.

          (iii) If an optionee ceases to be Employed and Section 2(e)(ii) of this Article II does not apply to such termination, any outstanding Options granted to the optionee which are not exercisable at the time of such termination shall be immediately canceled and, the optionee will be permitted to exercise any Options which are exercisable immediately prior to the date on which the Optionee ceases to be Employed by the Company only during the 60 calendar days following such date, but not after expiration of the applicable Option Term.

     (f) Payment for Shares. The purchase price of any Option shall be paid to the Company (i) in cash, (ii) subject to compliance with applicable laws, rules and

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regulations and with limitations established by the Committee, in shares of
Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature) already owned by the optionee for at least six months which have a total Fair Market Value less than or equal to the purchase price,
(iii) if authorized by the Committee at the time of grant, by a broker-assisted "cashless exercise" procedure approved by the Committee, or (iv) by a combination of the foregoing methods.

     (g) Limitations on Incentive Stock Options.

          (i) To the extent that the aggregate Fair Market Value of Stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year under the Plan and any other option plan of the Company (or any Subsidiary) shall exceed $100,000, such Options shall be treated as Nonqualified Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

          (ii) No Incentive Stock Option shall be granted to an individual if, at the time of the proposed grant, such individual owns (or is attributed to own by virtue of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless (i) the exercise price per share of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

SECTION 1. LIMITATIONS ON SHARES SUBJECT TO PLAN OR TO STOCK OPTIONS

     (a) The maximum number of shares of Stock authorized and reserved for issuance pursuant to the Plan to Participants other than non-employee directors shall be 840,000. An additional 200,000 shares of Stock shall be authorized and reserved


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for issuance pursuant to the Plan to Participants who are non-employee directors. All such shares of Stock shall be subject to equitable adjustment as provided in Section 2 of Article III hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Option are forfeited, cancelled, exchanged or surrendered or if an Option otherwise terminates or expires without a distribution of shares to the optionee, the shares of Stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available to be subject to Options under the Plan.

     (b) No individual may be granted Options in any calendar year which cover more than 200,000 shares of Stock.

     (c) No Option shall be granted under the Plan if such Option together with all previously established or proposed share compensation arrangements of the Company could result, at any time in

          (i) the number of shares of Stock reserved for issuance pursuant to stock options granted to insiders (which for purposes of Section 1 of this Article shall be as defined in section 627 of The Toronto Stock Exchange's Company Manual) exceeding 10% of the number of shares of Stock outstanding on a non-diluted basis immediately prior to the time of such grant exclud-ing shares of Stock issued pursuant to share compensation arrangements over the preceding one-year period;

          (ii) the issuance to insiders within a one-year period of a number of shares of Stock exceeding 10% of the number of shares of Stock outstanding immediately prior to the time of issuance excluding shares of Stock issued pursuant to share compensation arrangements over the preceding one-year period; or

          (iii) the issuance to any one insider within a one-year period of a number of shares of Stock exceeding 5% of the shares of the Stock outstand-ing on a non-diluted basis immediately prior to the time of issuance excluding shares of Stock issued pursuant to share compensation arrangements over the preceding one-year period.



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SECTION 2. EQUITABLE ADJUSTMENT

     Notwithstanding any other provision of the Plan, in the event of a reorganization, recapitalization, stock split, reverse split, stock dividend, distribution of assets other than pursuant to a normal cash dividend, combination of shares, merger, consolidation, split-up, split-off, spin-off, share exchange or any similar change in the corporate structure or shares of the Company, the Committee shall make such adjustments as it deems are appropriate (such determination to be conclusive) to reflect such event (and to prevent the dilution or enlargement of rights under the outstanding Options) for all purposes of the Plan, including, without limitation, in respect of the following:

     (a) the number and kind of shares of the Company (or other securities) referenced in Section 1(a) of this Article with respect to the maximum number of shares upon which Options may be granted under the Plan,

     (b) the number and kind of shares of the Company (or other securities) referenced in Section 1(b) of this Article with respect to the maximum number of shares upon which Options may be granted to any individual in any calendar year, and

     (c) the number and kind of shares of the Company (or other securities) covered by, and the exercise price per share applicable to, outstanding Options granted under the Plan (any such adjustments with respect to Incentive Stock Options being made in accordance with Section 424(h) of the
     Code).

SECTION 3. COMPLIANCE WITH LEGAL REQUIREMENTS

     The Plan and the granting and exercising of Options, and the other obligations of the Company under the Plan and any Grant Document or related agreement shall be subject to all applicable United States Federal and state laws, rules and regulations, to the laws of non-U.S. jurisdictions, to the extent applicable, and to such approvals by any regulatory or governmental agency (including, without limitation, The Toronto Stock Exchange) as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Option as the Company may consider appropriate and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable


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laws, rules and regulations. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable U.S. Federal or state securities law and, if applicable, the securities laws of non-U.S. jurisdictions, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

SECTION 4. NO GUARANTY OF EMPLOYMENT

     The grant of an Option under the Plan shall not confer upon a recipient any right to continue in the employ of (or to continue rendering services to) the Company or its Subsidiaries nor shall it interfere with or restrict in any way the right of the Company or its Subsidiaries to discharge an employee (or terminate the services of a consultant) at any time for any reason, with or without cause.

SECTION 5. RELATION TO BENEFIT PLANS

     Options will not be considered as compensation for the purpose of any other benefit or compensation plans maintained by the Company or its Subsidiaries.

SECTION 6. ASSIGNMENT OR TRANSFER

     No Option shall be assignable or transferable by an optionee otherwise than by will or the laws of descent and distribution. Options may be exercised during the lifetime of an optionee only by such optionee or the optionee's guardian or legal representative.

SECTION 7. RIGHTS AS SHAREHOLDER

     A Participant who becomes an optionee under the Plan shall have no rights of a holder of Stock by virtue of an award of an Option, unless and until certificates for shares of Stock are issued to the optionee pursuant to the Plan.

SECTION 8. WITHHOLDING TAXES

     Where an optionee or other person is entitled to receive shares of Stock pursuant to the exercise of an Option, the Company shall have the right to require the


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optionee or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such optionee or other person of a certificate or certificates representing such shares of Stock. Unless prohibited by the Committee or by applicable laws, rules or regulations, an optionee may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods: (i) tendering a cash payment; (ii) delivering to the Company previously acquired shares of Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature) owned by the optionee for at least six months which have an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation; or (iii) authorizing the Company to withhold from the shares of Stock otherwise issuable to such optionee one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation; provided, however, that the number of shares so withheld shall not have an aggregate Fair Market Value in excess of the minimum federal and state withholding obligation with respect to such optionee.

SECTION 9. AMENDMENT AND TERMINATION OF THE PLAN

     The Board may at any time and from time to time alter, amend, modify or suspend the Plan or the Grant Document for any Option outstanding under the Plan; provided, however, that, except pursuant to Section 2 of this Article III, no such amendment of the Plan shall be made without first obtaining approval of more than fifty percent (50%) of the shares of Stock held by the stockholders of the Company who are physically present at the relevant meeting of the stockholders; and provided, further, that, except pursuant to Section 2 of this
Article III, no amendment shall affect adversely any of the rights of any optionee, without such optionee's consent, under any Option theretofore granted under the Plan.

     The Board may at any time terminate the Plan; provided, that, following such Plan termination, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination. The power to grant Options under the Plan shall automatically terminate on March 31, 2010.



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SECTION 10. RIGHTS OF PARTICIPANTS AND OPTIONEES

     No Participant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, an optionee shall have no rights as a stockholder with respect to any shares of stock covered by any Option until the date of the issuance of a Stock certificate to such optionee for such shares.

SECTION 11. UNFUNDED STATUS OF STOCK OPTIONS

     The Plan is intended to constitute an "unfunded" plan for incentive compen-sation. With respect to any payments not yet made to an optionee pursuant to an Option, nothing contained in the Plan or any Option shall give any such optionee any rights that are greater than those of a general creditor of the Company.

SECTION 12. NO FRACTIONAL SHARES

     No fractional shares of Stock shall be issued or delivered pursuant to any Option granted under the Plan. The Committee shall determine whether cash, other Options or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

SECTION 13. GOVERNING LAW

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

SECTION 14. EFFECTIVE DATE

     The Plan has been approved by the Board and the Company's stockholders as of March 31, 2000.

SECTION 15. DEFINITIONS

     As used herein, the following terms shall have the following meanings:

     (a) "Board" means the Board of Directors of the Company.


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     (b) "Change of Control" means any of the following provided the same occurs after the conclusion of the Insolvency Proceedings and for greater certainty, nothing that occurs during or as a part of the Insolvency Proceedings shall constitute a Change of Control nor shall a Change of Control include any resultant Change of Control because of any future bankruptcy filing or similar reorganization:

(i) any person (as defined in the Exchange Act), directly or indirectly, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) or has the right to exercise control or direction over Voting Securities (as defined below) of the Company carrying in excess of 40 percent of the votes attached to all Voting Securities of the Company then outstanding (provided, however, that if such person is an Insider (as defined below), such percentage shall be 50 percent);

(ii) the individuals who, immediately after the conclusion of the Insolvency Proceedings, constitute the Board together with those who first become directors subsequent to such date and whose election to the Board was approved by a vote of at least a majority of the directors then still in office who were either directors as of such date hereof or whose recommendation, election or nomination for election was previously so approved (other than any directors whose initial election was the result of a proxy contest or a threatened proxy contest), cease for any reason to constitute a majority of the members of the Board;

(iii) (a) approval by the shareholders of the Company of any business combination having the effect that the existing shareholders of the Company do not own or control at least 75% of the Voting Securities of the resulting entity in approximately the same proportion as they owned such securities of the Company immediately prior to the business combination; or (b)(1) approval by the shareholders of the Company of a liquidation or dissolution of the Company or (2) approval by the shareholders of the Company of a sale of all or substantially all of the assets of the Company and, in the case of either (1) or (2), the existing shareholders of the Company do not own or control at least 75% of the Voting Securities of the acquiring or resulting entity in approximately the same proportion as they owned the Voting Securities of the Company immediately prior to any such transaction.


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     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (d) "Committee" means such committee as the Board may designate to administer the Plan.

     (e) "Company" means Philip Services Corporation, a Delaware corporation, its successors and assigns.

     (f) "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time.

     (g) "Employment" (and variants thereof, including "Employed") means continuous employment with (or continuous rendering of services to) the Company or its Subsidiaries; provided, however, that an absence on leave which has the approval of the Company or any Subsidiary thereof shall not be considered an interruption of Employment for any purpose of the Plan.

     (h) "Fair Market Value" of a share of Stock means:

     (i) If the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System and has been designated as a NASDAQ National Market ("NNM") security,

     (A) the average of the reported highest and lowest sale prices per share of such Stock as reported on NASDAQ on the relevant date; or

     (B) in the absence of reported sales on that date, the average of the reported highest and lowest sales prices per share on the last previous day for which there was a reported sale; or

     (ii) If the Stock is admitted to quotation on NASDAQ as a NASDAQ SmallCap Market security (and has not been designated as a NNM security), the average of the highest bid and lowest asked prices per share of Stock on the relevant date; or

     (iii) If the preceding clauses (i) and (ii) do not apply, but the Stock is admitted to trading on one or more national securities exchanges,



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     (A)  the average of the reported highest and lowest sale prices per share of such Stock as reported on the reporting system selected by the Committee on the relevant date; or

     (B) in the absence of reported sales on that date, the average of the reported highest and lowest sales prices per share on the last previous day for which there was a reported sale; or

     (iv) If the preceding clauses (i), (ii) and (iii) do not apply, the Fair Market Value determined by the Committee, using such criteria as it shall determine, in good faith and in its sole discretion, to be appropriate for such valuation.

     (i) "Grant Document" means the written document evidencing the grant of an Option and providing information regarding certain terms and conditions of the Option; in the sole discretion of the Committee, a Grant Document may be a unilateral instrument of the Company or a bilateral agreement between the Company and the respective optionee receiving the grant.

     (j) "Insider" means a "person", as defined in the Exchange Act, that beneficially owns or exercises control or discretion over, directly or indirectly, more than twenty percent (20%) of the Voting Securities of the Company at the time of the conclusion of the Insolvency Proceedings.

     (k) "Insolvency Proceedings" means the proceedings commenced on June 25, 1999: (i) by Philip Services Corp. and certain of its affiliates and subsidiaries in the United States under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. ss.ss.103-1330 in the United States Bankruptcy Court for the District of Delaware; and (ii) by Philip Services Corp. and certain of its subsidiaries and affiliates in Canada under the applicable provisions of the Companies' Creditors Arrangement Act (Canada) with the Ontario Superior Court of Justice.

     (l) "Incentive Stock Option" means any Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision.

     (m) "Nonqualified Stock Option" means any Option that is not an Incentive Stock Option.


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     (n) "Option" means an option to purchase Stock granted under the terms and conditions set forth in the Plan and in the applicable Grant Document.

     (o) "Option Term" has the meaning given in Section 2(c) of Article II hereof.

     (p) "Participant" means an employee, consultant or director of the Company or its Subsidiaries who, in the opinion of the Committee, is in a position to contribute significantly to long-term profit and growth objectives and is therefore eligible to receive a grant under the Plan, if the Committee decides, in its discretion, to make such a grant.

     (q) "Plan" means this Stock Option Plan, including any amendments hereof and rules and regulations hereunder.

     (r) "SEC" means the Securities and Exchange Commission.

     (s) "Reorganized Equity Value" means the value to the equity of the Company as determined pursuant to the enterprise valuation prepared in connection with the First Amended Joint Plan of Reorganization dated as of September 21, 1999.

     (t) "Stock" means the common stock of Philip Services Corporation, a Delaware corporation, having a par value of $0.01 per share, or, in the event that the outstanding Stock is hereafter changed into, or exchanged for, different stock or securities, such other stock or securities.

     (u) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (v) "Voting Securities" of any corporation means any securities of such corporation ordinarily carrying the right to vote in respect of election of directors of such corporation provided that if any such securities shall at any time carry the right to cast more than one vote in respect of the election of the directors, such securities shall, when and so long as they carry such right, be considered for the purposes of


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


this Agreement to constitute such number of the securities as is equal to the number of votes in respect of the election of directors as may be cast by the holder.





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